UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Synopsys, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

SYNOPSYS, INC.

Meeting Information

Meeting Type: Annual

For holders as of: January 27, 2010

Date: March 25, 2010 Time: 8:00 a.m. PDT

Location: Synopsys, Inc.

1030 W. Maude Avenue

Sunnyvale, CA 94085

SYNOPSYS®

SYNOPSYS, INC.

700 E. MIDDLEFIELD ROAD

MOUNTAIN VIEW, CA 94043

ATTN: ERIKA VARGA

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M19502-P87316

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* You may also use the above methods to request documents relating to future stockholder meetings. If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 11, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting of Stockholders you will need to request a ballot to vote these shares. The Proxy Statement contains directions to the location of the Annual Meeting of Stockholders to be held on March 25, 2010 at Synopsys, Inc.’s office located at 1030 West Maude Avenue, Sunnyvale, California 94085.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M19503-P87316

Voting Items

The Board of Directors recommends that you vote FOR all nominees set forth below:

1. Election of Directors

Nominees:

01) Aart J. de Geus

02) Alfred Castino

03) Chi-Foon Chan

04) Bruce R. Chizen

05) Deborah A. Coleman

06) John Schwarz

07) Roy Vallee

08) Steven C. Walske

The Board of Directors recommends that you vote FOR the following proposals:

2. Approval of an Amended and Restated Employee Stock Purchase Plan to, among other items, increase the number of shares of common stock reserved under the plan by 5,000,000 shares.

3. Approval of an amendment to Synopsys’ 2005 Non-Employee Directors Equity Plan to, among other items, extend its term by five years.

4. Ratification of the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 31, 2010.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

M19504-P87316